Exhibit 10.1

EXECUTION COPY

OMNIBUS AMENDMENT

DATED AS OF MARCH 23, 2007

BY AND AMONG

USS RECEIVABLES COMPANY, LTD.,

UNITED STATIONERS FINANCIAL SERVICES LLC,

FALCON ASSET SECURITIZATION COMPANY LLC
(formerly known as Falcon Asset Securitization Corporation),

PNC BANK, NATIONAL ASSOCIATION,

MARKET STREET FUNDING LLC

(successor to Market Street Funding Corporation),

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA (Main Office Chicago)),

FIFTH THIRD BANK

and

JPMORGAN CHASE BANK, N.A. (formerly known as JPMORGAN CHASE BANK), as Trustee

AMENDMENT NO. 3 TO SERIES 2004-1 SUPPLEMENT

AMENDMENT NO. 4 TO SERIES 2003-1 SUPPLEMENT

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED

SERIES 2000-2 SUPPLEMENT

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Omnibus Amendment”) is entered into as of March 23, 2007 by and among USS Receivables Company, Ltd., a Cayman Islands limited liability company (“USSR”), United Stationers Financial Services LLC, an Illinois limited liability company (“USFS”), and together with USSR, the “USS Companies”, Falcon Asset Securitization Company LLC (formerly known as Falcon Asset Securitization Corporation), a Delaware limited liability company (“Falcon”), PNC Bank, National Association, as Administrator under and as defined in the Series 2000-2 Supplement referred to below (“PNC”), Market Street Funding LLC (successor to Market Street Funding Corporation) (“Market Street”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as the Funding Agent and the sole APA Bank under and as defined in the Series 2003-1 Supplement referred to below (“JPMorgan Chase Bank” or the “Funding Agent”), Fifth Third Bank, as Administrator under and as defined in the Series 2004-1 Supplement referred to below (“Fifth Third”) and JPMorgan Chase Bank, as Trustee.

RECITALS

WHEREAS, USSR, USFS, as Servicer (the “Servicer”), and JPMorgan Chase Bank, as Trustee (the “Trustee”), are parties to that certain Second Amended and Restated Pooling Agreement, dated as of March 28, 2003 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the “Pooling Agreement”);

WHEREAS, USSR, the Servicer, Fifth Third and the Trustee are parties to that certain Series 2004-1 Supplement, dated as of March 26, 2004, to the Pooling Agreement, as amended by the Omnibus Amendment with respect thereto, dated as of March 25, 2005, and as further amended by the Omnibus Amendment with respect thereto, dated as of March 24, 2006 (as so amended and as further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Series 2004-1 Supplement”);

WHEREAS, USSR, the Servicer, Falcon, JPMorgan Chase Bank and the Trustee are parties to that certain Series 2003-1 Supplement, dated as of March 28, 2003, to the Pooling Agreement, as amended by the Omnibus Amendment with respect thereto, dated as of March 26, 2004, and as further amended by the Omnibus Amendment with respect thereto, dated as of March 25, 2005, and as further amended by the Omnibus Amendment with respect thereto, dated as of March 24, 2006 (as so amended and as further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Series 2003-1 Supplement”);

WHEREAS, USSR, the Servicer, PNC, Market Street and the Trustee, are parties to that certain Second Amended and Restated Series 2000-2 Supplement, dated as of March 28, 2003, to the Pooling Agreement, as amended by the Omnibus Amendment with respect thereto, dated as of March 26, 2004 and as further amended by the Omnibus Amendment with respect thereto, dated as of March 25, 2005, and as further amended by the Omnibus Amendment with respect thereto, dated as of March 24, 2006 (as so amended and as further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Series 2000-2 Supplement”); and

WHEREAS, each of the parties hereto now desires to amend each of the Series 2004-1 Supplement, the Series 2003-1 Supplement, and the Series 2000-2 Supplement (collectively, the “Amended Documents”), in each case, subject to the terms and conditions hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.           Definitions Used Herein.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Pooling Agreement or, if not defined therein, the Series 2004-1 Supplement, Series 2003-1 Supplement or Series 2000-2 Supplement, as applicable.

Section 2.           Amendments to the Series 2004-1 Supplement.  Immediately upon the satisfaction of each of the conditions precedent set forth in Section 5 of this Omnibus Amendment, the Series 2004-1 Supplement is hereby amended as follows, effective as of the date first written above:

(a)       Section 1.1 of the Series 2004-1 Supplement is hereby amended by amending and restating the definitions of “Commitment Expiry Date” and “Purchase Limit” in their entirety to read as follows:

“Commitment Expiry Date” shall mean March 21, 2008 (as may be extended for up to an additional 364 days from time to time in writing by the Committed Purchaser and the Administrator in their sole discretion).

“Purchase Limit” shall mean $30,000,000 as such amount may be reduced in accordance with Section 2.8.

(b)       Schedule I of the Series 2004-1 Supplement is hereby deleted in its entirety and replaced with Annex A hereto.

Section 3.           Amendments to the Series 2003-1 Supplement.  Immediately upon the satisfaction of each of the conditions precedent set forth in Section 5 of this Omnibus Amendment, the Series 2003-1 Supplement is hereby amended as follows, effective as of the date first written above:

(a)       Section 1.1 of the Series 2003-1 Supplement is hereby amended by amending and restating the definitions of “Commitment Expiry Date”, “Daily Commitment Fee Expense”, “Maximum Commitment Amount” and “Maximum Invested Amount” in their entirety to read as follows:

“Commitment Expiry Date” shall mean March 21, 2008 (as may be extended for up to an additional 364 days from time to time in writing by Initial Purchaser, the Funding Agent and the APA Banks).

“Daily Commitment Fee Expense” shall mean, for any day in any Accrual Period, the product of (A) the excess of 102% of the Maximum Invested Amount over the Series 2003-1 Purchaser Invested Amount on such day multiplied by (B) the Commitment Fee Rate divided by 360.

“Maximum Commitment Amount” shall mean $137,700,000.

“Maximum Invested Amount” shall mean $135,000,000.

(b)       Section 2.9(b) of the Series 2003-1 Supplement is hereby amended by amending and restating the first sentence of such Section in its entirety to read as follows:

(b)         The Servicer shall distribute pursuant to Section 3A.6(b), from amounts on deposit in the Series 2003-1 Collection Subaccount, to the Funding Agent, for the pro rata account of the APA Banks in accordance with their respective Pro Rata Shares, on each Distribution Date, a commitment fee with respect to each Accrual Period ending on such date (the “Commitment Fee”) at the Commitment Fee Rate of the average daily excess of 102% of the Maximum Invested Amount over the average Series 2003-1 Purchaser Invested Amount during such Accrual Period for the actual number of days in such Accrual Period.

(c)       Schedule I of the Series 2003-1 Supplement is hereby deleted in its entirety and replaced with Annex B hereto.

Section 4.           Amendments to the Series 2000-2 Supplement.  Immediately upon the satisfaction of each of the conditions precedent set forth in Section 5 of this Omnibus Amendment, the Series 2000-2 Supplement is hereby amended as follows, effective as of the date first written above:

(a)       Section 1.1 of the Series 2000-2 Supplement is hereby amended by amending and restating the definitions of “Commitment Expiry Date” and “Purchase Limit” in their entirety to read as follows:

“Commitment Expiry Date” shall mean March 21, 2008 (as may be extended for up to an additional 364 days from time to time in writing by the Committed Purchaser and the Administrator in their sole discretion).

“Purchase Limit” shall mean $85,000,000 as such amount may be reduced in accordance with Section 2.8.

(b)       Schedule I of the Series 2000-2 Supplement is hereby deleted in its entirety and replaced with Annex C hereto.

Section 5.           Conditions to Effectiveness of this Omnibus Amendment.  The effectiveness of this Omnibus Amendment is subject to the satisfaction of the following conditions precedent:

(a)       Omnibus Amendment.  The Trustee shall have received, on or before the date hereof, executed counterparts of this Omnibus Amendment, duly executed by each of the parties hereto.

(b)       Representations and Warranties.  As of the date hereof, both before and after giving effect to this Omnibus Amendment, all of the representations and warranties of the USS Companies contained in each Amended Document, as amended hereby and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of the USS Companies shall be deemed to have represented and warranted such).

(c)       No Early Amortization Event.  As of the date hereof, both before and after giving effect to this Omnibus Amendment, no Early Amortization Event shall have occurred and be continuing (and by its execution hereof, each of the USS Companies shall be deemed to have represented and warranted such).

(d)       Payment of Fees.  The USS Companies shall have paid all costs, fees and expenses due and owing, by any of them, pursuant to the Fee Letter.

Section 6.           Miscellaneous.

(a)       Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Amended Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any of the Trustee, the Funding Agent, Falcon, PNC, Fifth Third or Market Street may now have or may have in the future under or in connection with any Amended Document, as amended hereby or any other instrument or agreement referred to therein.  Each reference in the Series 2004-1 Supplement to “this Supplement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Series 2004-1 Supplement” shall mean the Series 2004-1 Supplement as amended hereby.  Each reference in the Series 2003-1 Supplement to “this Supplement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Series 2003-1 Supplement” shall mean the Series 2003-1 Supplement as amended hereby.  Each reference in the Series 2000-2 Supplement to “this Supplement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Series 2000-2 Supplement” shall mean the Series 2000-2 Supplement as amended hereby.  This Omnibus Amendment shall be construed in connection with and as part of each Amended Document, as amended hereby, respectively, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)       Transaction Documents.  This Omnibus Amendment is a Transaction Document executed pursuant to the Amended Documents and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)       Costs, Fees and Expenses.  The USS Companies agree to reimburse each of the Trustee, the Funding Agent, Falcon, PNC, Fifth Third and Market Street on demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to each of the Trustee, the Funding Agent, Falcon,

PNC, Fifth Third and Market Street) incurred in connection with the preparation, execution and delivery of this Omnibus Amendment.

(d)       Counterparts.  This Omnibus Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

(e)       Severability.  If any one or more of the covenants, agreements, provisions or terms of this Omnibus Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Omnibus Amendment and shall in no way affect the validity or enforceability of the other provisions of this Omnibus Amendment.

(f)        GOVERNING LAW.  THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(g)       On the date hereof, (i) Fifth Third is the holder of one hundred percent of the interest in the Series 2004-1 Supplement VFC Certificate, (ii) Falcon is the holder of one hundred percent of the interest in the Series 2003-1 Supplement VFC Certificate and (iii) Market Street is the holder of one hundred percent of the interest in the Series 2000-2 Supplement VFC Certificate.  Each of Fifth Third, Falcon and Market Street hereby authorizes and directs the Trustee (as defined in each Supplement) to execute and deliver this Omnibus Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

USS RECEIVABLES COMPANY, LTD.

By:	/s/ Brian S. Cooper
Name:	Brian S. Cooper
Title:	Treasurer

UNITED STATIONERS FINANCIAL SERVICES LLC, as Servicer under and as defined in the Pooling Agreement and the Supplements

By:	/s/ Brian S. Cooper
Name:	Brian S. Cooper
Title:	Treasurer

FIFTH THIRD BANK, as Administrator and Committed Purchaser under and as defined in the Series 2004-1 Supplement

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA (Main Office Chicago)), individually as the sole APA Bank and as Funding Agent under and as defined in the Series 2003-1 Supplement

By:	/s/ Ronald J. Atkins
Name:	Ronald J. Atkins
Title:	Vice President

FALCON ASSET SECURITIZATION COMPANY LLC (formerly known as Falcon Asset Securitization Corporation), as Initial Purchaser under and as defined in the Series 2003-1 Supplement

By:	JPMorgan Chase Bank, N.A. (successor by Merger to Bank One, NA (Main Office Chicago)),
Its:	Attorney-In-Fact

By:	/s/ Ronald J. Atkins
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator under and as defined in the Series 2000-2 Supplement

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

MARKET STREET FUNDING LLC (successor to Market Street Funding Corporation), as Committed Purchaser under and as defined in the Series 2000-2 Supplement

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

THE BANK OF NEW YORK TRUST COMPANY NA (successor in interest to JPMORGAN CHASE BANK, N.A.), as Trustee

By:	/s/ Linda Harrison
Name:	Linda Harrison
Title:	Assistant Treasurer

Annex A

Schedule I to the Series 2004-1 Supplement
List of Commitments

Name of Committer Purchaser	Commitment

Fifth Third Bank	$30,000,000

Annex A-1

Annex B

Schedule I to the Series 2003-1 Supplement
List of Commitments

Name of APA Bank	Commitment

JPMorgan Chase Bank, N.A.	$137,700,000
(successor by merger to Bank
One, NA (Main Office Chicago))

Annex B-1

Annex C

Schedule I to the Series 2000-2 Supplement
List of Commitments

Name of Committer Purchaser	Commitment

Market Street Funding LLC	$85,000,000

Annex C-1